                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      TeraGLOBAL Communications Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      [TeraGLOBAL Communications Corp. Logo]


May 25, 1999


Dear Shareholders:

You are cordially invited to attend TeraGLOBAL Communications Corp.'s Annual Meeting of Shareholders on Thursday, June 24, 1999 at 10:00 a.m. (Pacific
Time). The meeting will be held at 600 W. Broadway, San Diego, California.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, we will also report on TeraGLOBAL Communications Corp.'s operations and respond to any questions you may have.

Sincerely,


Paul Cox
Chairman of the Board

                         TERAGLOBAL COMMUNICATIONS CORP.

                            225 Broadway, Suite 1600
                           San Diego, California 92101
             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 1999
             ------------------------------------------------------


         The Annual Meeting of Shareholders of TeraGLOBAL Communications Corp. (the "Company") will be held at 600 W. Broadway, San Diego, California 92101, at 10:00 a.m. on June 24, 1999, for the following purposes:

         1. To approve and adopt an Agreement of Merger providing for the merger of the Company into a newly formed Delaware corporation for the purpose of changing the Company's state of incorporation from Wyoming to Delaware (the "Reincorporation") and in connection with the Reincorporation approve an increase in the Company's authorized capital stock from 50,100,000 shares to 201,000,000 shares consisting of 200,000,000 shares common stock, $ .001 par value per share, and 1,000,000 shares of preferred stock, $ .001 par value per share.

         2.       To approve and adopt the Company's 1999 Stock Option Plan.

         3.       To elect a board of five (5) Directors.

         4. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Only shareholders of record as of May 17, 1999 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         The Company's Proxy Statement is attached to this notice. Financial and other information concerning the Company is contained in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.

         In connection with the proposed Reincorporation, shareholders may be entitled to assert dissenters' rights under Article 13 of the Wyoming Business Corporation Act, as copy of which is attached to the Proxy Statement.

         Your vote is important regardless of the number of shares of stock that you hold. Whether or not you plan to attend in person, you are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope, which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting in order that the presence of a quorum may be assured. Any shareholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by delivering written notice of revocation to the Secretary of the Company at any time before it is voted, or by attending the meeting and voting in person. Your cooperation in promptly returning your proxy will help limit expenses incident to proxy solicitation.

                                      By Order of the Board of Directors



May 25, 1999                          Paul Cox, Chairman of the Board

                         TERAGLOBAL COMMUNICATIONS CORP.
                            225 Broadway, Suite 1600
                           San Diego, California 92101
             ------------------------------------------------------

                                 PROXY STATEMENT
             ------------------------------------------------------

INTRODUCTION

         This Proxy Statement is furnished by and on behalf of the Board of Directors of TeraGLOBAL Communications Corp., a Wyoming corporation (the "Company") in connection with solicitation of proxies for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"), and at any postponements thereof. The Annual Meeting will be held at 10:00 a.m. on June 24, 1999 at 600 W. Broadway, San Diego, California, 92101. Only shareholders of record at the close of business on May 17, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. There were ___________ shares of common stock issued and outstanding at the Record Date. Proxies and Proxy Statements were first given to shareholders on approximately May 25, 1999.

         The Company is bearing the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. Proxies will be furnished by mail and may be solicited by directors, officers and other employees of the Company, without additional compensation, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the Record Date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice.

VOTING

         A majority of the outstanding shares of record, represented in person or by proxy, will constitute a quorum at the meeting. Shareholders of record as of the Record Date are entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. Except with regard to the election of directors, a majority of the shares constituting the quorum must vote "for" a proposed action in order to approve such action. With respect to the election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

         Certain provisions of California corporate law apply to the Company by virtue of its physical presence in that state, including the right to cumulative voting for Directors. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate's name for which such votes are to be cast has been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited by this Proxy Statement. However, if a shareholder gives the required notice at the meeting, management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth in this Proxy Statement.

         All proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote will not be counted in the voting process. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, they will be voted as recommended by the Board of Directors. Shareholders may revoke any proxy before it is voted by attending the meeting and voting in person, by executing a new proxy with a later date and delivering it to the Secretary of the Company, or by giving written notice of revocation to the Secretary of the Company.

      CERTAIN INFORMATION WITH RESPECT OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         During fiscal year 1998 the Board held one meeting, which was attended by all directors. The Board of Directors also took action by written consent on 13 occasions. The Company formed Audit and Compensation Committees in April 1999. The Audit Committee is responsible for reviewing the services performed by the Company's independent auditors and internal audit department, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The Compensation Committee is primarily responsible for reviewing compensation to be paid to officers of the Company and for administering the Company's equity-based incentive plans. Messrs. John F.A.V. Cecil and William O. McCoy, neither of whom are employees, are the sole members of the Audit and Compensation Committees. The Company does not have a Nominating Committee.

         The name of, principal occupation of, and certain additional information about the Company's five directors, each of whom are also nominees, are set forth below, together with information concerning the Company's executive officers.

                  NAME                                  AGE                 POSITION
                  ----                                  ---                 --------
             Paul Cox                                   36                 Chairman of the Board and President
             David Fann                                 44                 Director and Chief Executive Officer
             Grant K. Holcomb                           39                 Director and Chief Technical Officer
             John F.A.V. Cecil                          43                 Director
             William O. McCoy                           65                 Director
             James A. Mercer III                        37                 Vice President and Secretary
             Issa Nakhleh                               36                 Chief Financial Officer

         PAUL COX. Paul Cox has been Chairman of the Board and President of the Company since February 1997. He founded and became the President of ATI Access Technologies Inc. in 1996 and Video Stream Inc. in February of 1997.
In 1995, Mr. Cox was the President and a shareholder of International Video Conferencing, Inc., a provider of video conferencing facilities, and had earlier been an Associate with Pierce Scraper, where he advised clients on commercial investments. In 1994, he was a Senior Analyst with Colliers International, a commercial real estate investment, leasing and advisory firm. Prior to 1994, Mr. Cox practiced commercial and residential mortgage administration with Canada Trust. Mr. Cox holds a Bachelor of Arts in International Relations and Economics from the University of British Columbia.

         DAVID FANN. David Fann has been the Chief Executive Officer and a Director of the Company since September 1998. He has been the President of TechnoVision Communications, Inc., a subsidiary of the Company, since November 1995. From February 1995 to October 1995, Mr. Fann served as Vice President of Sales and Marketing for Quadraplex, a videoconferencing company. He co-founded Totally Automated Systems Communications, which developed Unix-based communciations software, in January 1993 and served as Vice President of that company from January 1993 until January 1995. From January 1987 to December 1992, he served as Operations Officer for Networks, Inc. where he managed operations for approximately 30 retail electronics outlets. From January 1982 to December 1986, Mr. Fann was Regional Manager for Famous Furniture Rentals.

         GRANT K. HOLCOMB. Grant K. Holcomb has been a director and the Chief Technical Officer of the Company since December 1997. From July 1996 to July 1998, Mr. Holcomb was the founder and President of Interactive Solution Group, Inc., where he developed user interface applications for some of the core technologies currently utilized by the Company. From July 1991 to April 1996, Mr. Holcomb was the Vice President of Research and Development at Multimedia Design Corporation. From August 1990 to April 1991, he served in the United States Marine Corps as an Operations and Commanding Officer in Operations Desert Shield and Desert Storm. From August 1987 to August 1990, he served as an instructor of Electrical Engineering and Digital Logic and Microprocessors at the U.S. Naval Academy. Mr. Holcomb holds a Bachelor of Science degree in Electrical Engineering from The Citadel and has completed his academic requirements for his Masters of Science degree in Electrical Engineering from The Naval Postgraduate School.

         JOHN F.A.V. CECIL. John F.A.V. Cecil has been a director of the Company since March 1999. Since 1992 Mr. Cecil has served as the President of Biltmore Farms Inc., a real estate development company. Mr. Cecil is currently a member of the Board of Directors of First Union National Bank of North Carolina, Mission-St. Joseph's Health Systems, Inc., and The Association of Governing Boards of Universities and Colleges. He is also the Vice-Chairman - Board of Governors of the University of North Carolina, which is responsible for the general determination, control, supervision, management and governance of all affairs of the 16 constituent institutions. Mr. Cecil holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a Masters in International Management, from the American Graduate School of International Management.

         WILLIAM O. MCCOY. William O. McCoy joined the Company's Board of Directors in April 1999. Since December 1997 he has been a partner in Franklin Street Partners, an investment management firm. In April of 1999 he was appointed as Acting Chancellor for the University of North Carolina. From 1995 to 1998, he served as Vice President and Chief Financial Officer for the University of North Carolina. From 1984 to 1994, he served as Vice Chairman of the Board of BellSouth Corporation and from 1986 to 1994, he served as President and Chief Executive Officer of BellSouth Enterprises. Mr. McCoy currently serves as a director of: Carolina Power & Light, an electricity generator and distributor in North and South Carolina; The Kenan Corporation, a tanker transport company specializing in bulk commodities, chiefly gasoline, propane and chemicals; Liberty Corporation a holding company for Liberty Life Insurance and Cosmos Broadcasting; Weeks Corporation, a self-administered and self-managed real estate investment trust. Mr. McCoy is also a Trustee of Fidelity Investments, the largest mutual fund company in the world. Mr. McCoy received his Bachelor of Arts degree in business administration from the University of North Carolina at Chapel Hill and holds a Master's degree in management from the Massachusetts Institute of Technology where he was a Sloan Fellow.

         JAMES A. MERCER III. James A. Mercer III has been the Vice President of the Company since March 1999 and Secretary of the Company since April 1999. From April 1994 to March 1999, Mr. Mercer was a partner of and associated with the law firm of Luce, Forward, Hamilton & Scripps LLP, San Diego, California, where he specialized in corporate and securities law. From December 1991 to April 1994, Mr. Mercer was associated with the law firm of O'Connor, Cavanagh, Andersen, Westover, Killingsworth & Beshears, Arizona. From August 1989 to December 1991 he was associated with the law firm of Ervin, Cohen & Jessop, Beverly Hills, California. Mr. Mercer obtained his Bachelor of Arts from the University of California Los Angeles. He obtained a Masters in Business Administration with concentration in administrative finance from the California State University Fullerton. He received his Juris Doctor from the University of Southern California.

         ISSA NAKHLEH. Issa Nakhleh has been the Chief Financial Officer of the Company since June 1998. From November 1995 to May 1996, Mr. Nakhleh was a consultant with European Acquisition Capital, a subsidiary of Enskildia Banken of Sweden. From July 1995 until October 1995, he was associated with NatWest Ventures, a subsidiary of the NatWest Banking Group, the second largest venture capital company in the United Kingdom. From April 1992 to July 1994, he held an associate position within a public accounting firm advising primarily on corporate finance and corporate governance for public companies. From June 1990 to March 1992, Mr. Nakhleh served as Vice President, Finance and Administration, for a video and audio storage products manufacturer. From 1987 to 1990, he served as controller for a lighting products manufacturer. Mr. Nakhleh obtained his Masters in Business Administration (Distinction) from the University of Warwick, Coventry, England. He obtained his professional accounting designation from the Certified General Accountants Association of Canada.

DIRECTOR COMPENSATION

         Directors do not receive compensation for their services as directors. Outside directors are reimbursed for their expenses incurred to attend meetings. In addition, outside directors are eligible for stock option grants pursuant to the Company's 1997 Stock Option Plan and the proposed 1999 Stock Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 15, 1999 certain information with respect to the beneficial ownership of common stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding common stock, (b) each of the Company's directors and (c) all directors and executive officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

         NAME AND ADDRESS OF
         BENEFICIAL OWNER                                 SHARES                      PERCENT OF CLASS
         -------------------                              ------                      ----------------

         Paul Cox                                        6,525,450                            36.1%
         David Fann                                   1,600,000(1)                             8.6%
         Grant K. Holcomb                             1,724,550(1)                             9.2%
         John F.A.V. Cecil                               72,175(2)                             0.4%
         William O. McCoy                                25,000(3)                             0.1%
         All executive officers and directors        10,194,300(4)                            52.8%
            as a group (7 persons)

--------------------
(1) Includes 600,000 shares issuable upon the exercise of outstanding stock options.
(2) Includes 25,000 shares issuable upon the exercise of outstanding stock options. Also includes 5,200 shares held in trust for the benefit of Mr. Cecil's minor children. Mr. Cecil disclaims beneficial ownership of such shares.
(3) Includes 25,000 shares issuable upon the exercise of outstanding stock options.
(4) Includes 1,365,900 shares issuable upon the exercise of outstanding stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's common stock. Upon filing any such report with the Securities and Exchange Commission, the filing person must furnish the Company with a copy of such report.

         The Company filed a Registration Statement on Form 10-SB to voluntarily become a reporting company under the Securities Exchange Act of 1934 on November 25, 1998. Under the terms of the Securities Exchange Act of 1934, the obligation to file reports of ownership did not commence until fiscal year 1999.

                       EXECUTIVE COMPENSATION AND BENEFITS

         The Company's compensation and benefits program is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

EXECUTIVE COMPENSATION

         The following tables and notes show the compensation provided to the Chief Executive Officer and the other most highly compensated executive officers, who served as such at the end of fiscal 1998 and whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                        ALL OTHER
                                  ANNUAL COMPENSATION                LONG TERM COMPENSATION               COMP.
                            ----------------------------    --------------------------------------      ---------

                                                                      AWARDS              PAYOUTS
                                                            --------------------------    -------
                                                                            SECURITIES
                                                  OTHER      RESTRICTED     UNDERLYING
                                                  ANNUAL       STOCK         OPTIONS/       LTIP
NAME/TITLE                  SALARY      BONUS      COMP.       AWARDS          SARS        PAYOUTS
                              $           $          $           $             #(1)           $
-------------               -------     -----     ------      ---------      ---------     -------      ----------

Paul Cox                    141,023        --         --             --             --          --              --
President
                                                                                                --
David Fann                   54,000(2)     --         --             --        300,000                          --
Chief Executive Officer

Grant K. Holcomb
Chief Technology Officer    124,324(3)     --         --             --        300,000          --              --

---------------------
(1) Consists solely of options granted under the Company's 1997 Stock Option
    Plan.
(2) Mr. Fann served as Chief Executive Officer from September 1, 1998 to December 31, 1998.
(3) Mr. Holcomb served as Chief Technology Officer from April 1, 1998 to December 31, 1998.





              AGGREGATED OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                             NUMBER OF SECURITIES         PERCENT OF TOTAL
                           UNDERLYING OPTIONS/SARS     OPTIONS/SARS GRANTED TO   EXERCISE PRICE
                                   GRANTED              EMPLOYEES IN FISCAL       OR BASE PRICE     EXPIRATION
NAME                                 (#)                       YEAR                 ($/SHARE)          DATE
-------------               ---------------------     ------------------------   --------------    ------------
David Fann                        300,000                      24.47                   $3.06           9/1/2008

Grant K. Holcomb                  300,000                      24.47                   $1.35          2./28/2008

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                                                                                VALUE OF UNEXERCISED
                                                              NUMBER OF SECURITIES                 "IN THE MONEY"
                                                             UNDERLYING UNEXERCISED            OPTIONS/SARS AT FISCAL
                               SHARES                        OPTIONS/SARS AT FISCAL                  YEAR-END(2)
                              ACQUIRED         VALUE               YEAR-END(1)                            $
                            ON EXERCISE      REALIZED        -----------------------         -------------------------
NAME                             #               $
                                                             EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----------------            -----------       --------       -----------------------         -------------------------
David Fann                      --               --                300,000 / 0                     150,000 / 0


Grant K. Holcomb                --               --                300,000 / 0                     663,000 / 0

---------------------
(1) All options granted at 100% of fair market value. Optionees may satisfy the exercise price by submitting currently owned shares, in-the-money options and/or cash.
(2) Calculated based upon the December 31, 1998 fair market value share price of $3.56 less the share price to be paid upon exercise.

EMPLOYMENT AGREEMENTS

         The Company has entered into Employment Agreements with each of Paul Cox, David Fann and Grant K. Holcomb effective as of September 30, 1998. Pursuant to those agreements, Paul Cox will serve as President of the Company, David Fann will serve as Chief Executive Officer of the Company and Grant K. Holcomb will serve as Chief Technical Officer of the Company. Each of these agreements provided for a base annual salary of $162,000 per annum, or a higher amount as the Board of Directors may determine. The Board of Directors amended the Employment Agreements in March 1999 to increase the base salary under each agreement to $200,000.

         In addition to base salary, Messrs. Fann, Cox and Holcomb are eligible for bonuses under certain conditions and are eligible for stock option grants under the Company's 1997 Stock Option Plan and all other profit sharing or bonus plans generally available to Company officers.

         The agreements expire on September 30, 2002. In the event the Company terminates an executive without cause, the executive will receive his salary remaining through the end of the term of his Employment Agreement, and continuation of certain employee benefits.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's predecessor was formed in February 1997 under the name Video Stream, Inc. under the Canadian Corporations Act. Video Stream Inc. was founded to perform research and development on various connectivity solutions and went on to develop specialty communications technology hardware and services. In October 1997, Triple "D" Court, a Wyoming corporation, acquired all of the outstanding shares of Video Stream, Inc., with the shareholders of Video Stream, Inc., Paul Cox and Grant Holcomb, gaining control of the combined entity. At the time of the acquisition, Triple "D" Court was a publicly traded shell corporation, with no operations, whose shares were traded on the OTC Bulletin Board maintained by the NASD. Following the acquisition the combined entity changed its name to "Video Stream International, Inc." Effective September 1998, the Company officially changed its name to "TeraGlobal Communications Corp."

         TechnoVision Communications, Inc. ("TechnoVision") was incorporated in Georgia in November 1995 by David Fann, its President and a director of TechnoVision. Pursuant to an exchange offer which concluded August 10, 1998, the Company acquired 99.1% of the outstanding common stock of TechnoVision from its stockholders on the basis of one share of the Company's stock for every two shares of TechnoVision stock exchanged. Mr. Fann is an officer and director of TechnoVision and was at the time of the exchange offer. In transactions taking place in January and April 1999, the Company loaned Mr. Fann an aggregate of $40,000. The loans are payable upon demand and bear interest at the minimum applicable federal rate.

         In July 1998, the Company acquired from Interactive Solutions Group, Inc. all of the membership interests in ISG Acquisition, LLC, a Delaware limited liability company wholly owned by Interactive Solutions Group. ISG Acquisition holds substantially all of the intellectual property assets of Interactive Solutions Group related to network and multimedia products and technologies. The Company acquired the interest in ISG Acquisition in exchange for the forgiveness of a loan of $160,000 and the assumption of liabilities of ISG Acquisition up to $91,000, for a total purchase price of $251,000. Interactive Solutions Group was formed on July 15, 1996 by Grant Holcomb, its President. Mr. Holcomb is an officer and director of the Company, and was at the time of the acquisition of Interactive Solutions Group.

         During 1997 and 1998, Grant Holcomb, a current officer and director of the Company, provided consulting services for the Company relating to software development and hardware requirements in connection with the development of the Company's TeraCOM product and related technologies. The Company paid Mr. Holcomb $10,000 in the year ended December 31, 1997 and for the nine month period ended September 30, 1998. In addition, Mr. Holcomb provided consulting services to TechnoVision in connection with the development of the TeraCONFERENCE technology. TechnoVision paid Mr. Holcomb approximately $30,000 in the year ended December 31, 1997. During 1998, TechnoVision loaned an aggregate of $56,500 to Mr. Holcomb. The loans are evidenced by promissory notes, payable on or before June 1, 1999, bearing interest at 8% per annum. In April 1999, the Company loaned Mr. Holcomb an aggregate of $161,500. The loans are payable upon demand and bear interest at the minimum applicable federal rate. Mr. Holcomb used a portion of the proceeds of this loan to repay the obligation to TechnoVision in full.

                              OVERVIEW OF PROPOSALS

         This Proxy Statement contains three proposals requiring shareholder action. Proposal No. 1 requests approval of a Merger Agreement to effect a reincorporation of the Company from Wyoming into Delaware. Proposal No. 2 seeks approval of the Company's 1999 Stock Option Plan. Proposal No. 3 requests the election of five directors to the Company's Board. Each proposal is discussed in more detail in the pages that follow.

           PROPOSAL 1--APPROVAL OF THE REINCORPORATION OF THE COMPANY
                           INTO THE STATE OF DELAWARE

PROPOSAL

         The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Wyoming to Delaware (the "Reincorporation"). The Board of Directors believes this change to be in the best interests of the Company and its shareholders for several reasons. The Reincorporation will allow the Company the increased flexibility and predictability afforded by Delaware law. In addition, the Board believes that the Reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. Finally, the Board of Directors believes that the Reincorporation will enable the Board to more fully consider any proposed takeover attempt and to better negotiate terms that maximize the benefit to the Company and its shareholders. For the reasons explained below, the Company believes it is beneficial and important that the Company avail itself of Delaware law by reincorporating into Delaware.

         PREDICTABILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Wyoming law.

         ABILITY TO ATTRACT AND RETAIN DIRECTORS: In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The directors have elected to adopt such a provision in the Certificate of Incorporation that would govern the Company after the Reincorporation. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for breaches of their fiduciary duty of loyalty, intentional misconduct, bad faith conduct, unlawful distributions or any transaction from which the director derives an improper personal benefit. While Wyoming law was more recently amended to permit similar limitations on the liability of directors, Wyoming does not have the depth of case law interpreting its statutory provisions. The Board of Directors believes that Delaware incorporation, and the provisions of the Delaware Certificate of Incorporation, will enhance the Company's ability to recruit and retain directors in the future. However, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the Reincorporation may therefore be in conflict with the interests of the shareholders. See "Limitations on Director Liability" and "Indemnification of Officers and Directors" below for a more complete discussion of these issues.

         HOSTILE TAKEOVERS. Delaware law, more so than Wyoming law, permits the Company to take protective measures in order to deter hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

         The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps may in the future be required to reduce the likelihood of such takeover attempts, in the best interests of the Company and its shareholders.

         Shareholders should recognize that one of the effects of the Reincorporation may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders that might desire to participate in such a transaction may not have an opportunity to do so.

METHOD OF REINCORPORATION

         The proposed Reincorporation would be accomplished by merging the Company into a newly-formed Delaware corporation which, just before the merger, will be a wholly-owned subsidiary of the Company (the "Delaware corporation"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware corporation's name will be TeraGLOBAL Communications Corporation. The Reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

         On the effective date of the proposed Reincorporation, each outstanding share of the Company's common stock will automatically convert into one share of common stock of the Delaware corporation, and shareholders of the Company will automatically become shareholders of the Delaware corporation. On the effective date of the Reincorporation, the number of outstanding shares of common stock of the Delaware corporation will be equal to the number of shares of common stock of the Company outstanding immediately prior to the effective date of the Reincorporation. In addition, each outstanding option or right to acquire shares of common stock of the Company will be converted into an option or right to acquire an equal number of shares of common stock of the Delaware corporation, under the same terms and conditions as the original options or rights. The Company's 1999 Stock Option Plan (if approved by the shareholders at the annual meeting) and its 1997 Stock Option Plan will be adopted and continued by the Delaware corporation following the Reincorporation. Shareholders should recognize that approval of the proposed Reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware corporation.

         No action need be taken by shareholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware corporation upon completion of the merger.

          It is anticipated that the Reincorporation, if approved by the shareholders, would be completed as soon thereafter as practicable. However, the Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the common stock.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

         In general, the Company's corporate affairs are presently governed by the corporate law of Wyoming, the Company's state of incorporation, the Company's Restated Articles of Incorporation (the "Wyoming Articles") and by the Company's Bylaws, as amended (the "Wyoming Bylaws"), which have been adopted pursuant to Wyoming law. The Wyoming Articles and Wyoming Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 225 Broadway, Suite 1600, San Diego, California, 92101, Attention: Corporate Secretary.

         If the Reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware corporation. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than Wyoming law. The Wyoming Articles and Wyoming Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware corporation (the "Delaware Certificate") and the bylaws of the Delaware Corporation (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy

Statement. Accordingly, the differences among these documents and between Delaware and Wyoming law are relevant to your decision whether to approve the Reincorporation proposal.

         A number of significant differences between Wyoming and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.


---------------------------------------- ------------------------------------- -------------------------------------
ISSUE                                             DELAWARE                     WYOMING
------------------------                          ------------------------     ------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Limitation of Liability of Directors     Delaware law permits the limitation   Wyoming law permits similar
and Officers (see page 11).              of liability of directors and         limitations on the liability of
                                         officers to the Company except in     directors; however, the Wyoming
                                         connection with (i) breaches of the   Articles do not currently provide
                                         duty of loyalty; (ii) acts or         for such limitations.
                                         omissions not in good faith or
                                         involving intentional misconduct or
                                         knowing violations of law; (iii)
                                         the payment of unlawful dividends
                                         or unlawful stock repurchases or
                                         redemptions; or (iv) transactions
                                         in which a director received an
                                         improper personal benefit.
---------------------------------------- ------------------------------------- -------------------------------------
Indemnification of Directors and         The Delaware Bylaws require           The Wyoming Bylaws require
Officers (see page 11).                  indemnification and advancement of    indemnification except for
                                         expenses to the fullest extent        liability arising from negligence
                                         allowed by Delaware law.              or willful misconduct, and permit,
                                                                               rather than require, advancement of
                                                                               expenses.
---------------------------------------- ------------------------------------- -------------------------------------
Shareholder Power to Call Special        The Delaware Bylaws permit the        The Wyoming Bylaws permit the Board
Shareholder Meeting (see page 12).       Board of Directors, the Chairman of   of Directors, the President or the
                                         the Board or the President to call    holders of 10% or more of the votes
                                         a special meeting of shareholders.    entitled to be cast at the meeting
                                                                               to call a special meeting of
                                                                               shareholders.
---------------------------------------- ------------------------------------- -------------------------------------
Tender Offer Statute (see page 12).      Restricts hostile two-step            No comparable statute.
                                         takeovers.
---------------------------------------- ------------------------------------- -------------------------------------
Shareholder Action By Written Consent    Can be taken by a majority of the     Can be taken only by all
(see page 12).                           outstanding stock with prompt         shareholders unanimously.
                                         notice to shareholders who did not
                                         give consent.
---------------------------------------- ------------------------------------- -------------------------------------
Loans to Officers and Directors (see     Board of Directors may authorize if   Loans to directors allowed only if
page 13).                                reasonably expected to benefit the    approved by shareholders or if
                                         corporation.                          authorized by Board of Directors in
                                                                               the belief that the loan will
                                                                               benefit the corporation.
---------------------------------------- ------------------------------------- -------------------------------------
Rights of Shareholders to Inspect        Permitted for any purpose             Any shareholder may inspect prior
Shareholder List (see page 13).          reasonably related to shareholder's   to shareholder meeting.  Holder of
                                         interest as a shareholder.            5% of outstanding shares who has
                                                                               been shareholder for 6 months may
                                                                               inspect for proper purpose.
---------------------------------------- ------------------------------------- -------------------------------------
Appraisal Rights (see page 14).          Generally available for mergers and   Generally available for most
                                         consolidations.                       mergers, consolidations, share
                                                                               exchanges and sales of assets.
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------
Dividends (see page 15).                 Paid from surplus or net profits.     Payable only if corporation would
                                                                               still be able to pay its debts and
                                                                               any amounts payable to superior
                                                                               preferred rightholders upon
                                                                               dissolution.
---------------------------------------- ------------------------------------- -------------------------------------
Other                                    Responsive legislature, larger body
                                         of corporate case law and more
                                         expert judiciary provides more
                                         predictable corporate legal
                                         environment.
---------------------------------------- ------------------------------------- -------------------------------------

         LIMITATIONS ON DIRECTOR LIABILITY. Both Wyoming and Delaware law permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The Wyoming and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter. The Wyoming Articles do not currently eliminate the liability of directors to the Company as permitted by Wyoming law.

         The Delaware Certificate does eliminate the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, a corporation may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. A limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         The proposed Reincorporation and associated measures are designed to shield a director from suits by the Delaware corporation or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware corporation or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

         The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders. The Company also believes that failure to limit director liability as permitted by Delaware law may discourage highly qualified candidates from becoming directors of the Company.

         INDEMNIFICATION OF OFFICERS AND DIRECTORS. Wyoming and Delaware have similar laws respecting indemnification by a corporation of its officers and directors. There are nonetheless certain differences between the laws of the two states, as well as the Wyoming and Delaware Bylaws.

         The Wyoming Bylaws require that the Company indemnify each of its directors and officers against any liability incurred by reason of such person's status as a director or officer, except for liabilities arising out of such person's own negligence or willful misconduct. The Delaware Bylaws require that the Delaware corporation indemnify its directors and officers, and persons serving at the Company's request as directors or officers of other corporations, to the fullest extent permitted by Delaware law, provided that the Delaware corporation will not be required to indemnify any director or officer in connection with a proceeding initiated by such person unless the proceeding was authorized by the Board of Directors.

         Both Wyoming and Delaware law permit indemnification of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in or at least not opposed to the best interests of the Company. In the case of a criminal proceeding, the indemnitee must have had no reasonable cause to believe his or her acts were unlawful.

         Wyoming law permits indemnification against expenses incurred in derivative or third-party actions, provided that the indemnitee has met the standard of conduct described in the previous paragraph. Delaware law permits indemnification against expenses in the same manner, except that, without court approval, no indemnification may be made in respect of any derivative action in which the indemnitee is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

         Wyoming law permits the Company to advance expenses to an officer or director related to a proceeding, contingent on the involved person's commitment to repay any such advance if it is ultimately determined that he or she is not entitled to indemnification. The Delaware Bylaws require, rather than merely permit, such advancement of expenses.

         Under Wyoming law and the Wyoming Articles, the Company may provide indemnification or advance expenses to officers and directors only as permitted by the Wyoming statute relating to such indemnification or advances. On the other hand, a provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. As a result, under Delaware law, the Delaware corporation is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote, vote of disinterested directors or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Wyoming Bylaws or the Wyoming indemnification statutes.

         The indemnification and limitation of liability provisions of Wyoming law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the proposed Reincorporation. Nevertheless, the Board of Directors has recognized in considering this Reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event such issues arise from a potential future case. The Board of Directors also recognizes that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under Wyoming law and the Wyoming Articles, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board of Directors believes, however, that the overall effect of Reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

         SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDER MEETING. Under Wyoming law and the Wyoming Bylaws, a special meeting of shareholders may be called by the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting. Under Delaware law and the Delaware Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors or the President.

         ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. Under Wyoming law, the shareholders may execute a shareholder action by written consent in lieu of a meeting of shareholders only if the written consent is signed by all shareholders. Under Delaware law, such action by written consent may be taken by the number of shares that would have been necessary to authorize the action at a meeting of shareholders, provided that prompt notice of the taking of the action is given to those shareholders who did not consent and who would have been entitled to vote on such action at a meeting.

         ANTI-TAKEOVER MEASURES. Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including Wyoming. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under Wyoming law. Among these measures is the elimination of the right of shareholders to call special shareholders' meetings which is described above. The Board of Directors has not adopted or proposed other permitted anti-takeover measures at this time. However, there can be no assurance that the Board of Directors will not adopt such measures in the future.

         In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the Delaware General Corporation Law ("Section 203") limits the ability of a potential acquiror to conduct a hostile takeover, as more fully described below. Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 shareholders. While the Company does not currently meet any of these tests, the Company may in the future meet one of the tests and become subject to Section 203.

         A number of states (but not Wyoming) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested stockholder. There is no equivalent provision to Section 203 under Wyoming law.

         With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

         A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. The Delaware corporation does not intend to elect not to be governed by Section 203.

         The constitutionality of Section 203 is challenged from time to time in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Delaware corporation's Board of Directors. Section 203 also has the effect of limiting the ability of a potential Delaware acquiror to make a two-tiered bid for the Delaware corporation in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to the Delaware corporation will confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for the Delaware corporation's shares over the then current market price (assuming the stock is then publicly traded).

         There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law. Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware corporation's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware corporation compared with the rights of shareholders of the Company.

         The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the corporation and its shareholders.

         LOANS TO OFFICERS AND DIRECTORS. Wyoming law provides that a corporation may not make a loan or guarantee for the benefit of a director unless it is approved by a majority of the outstanding shares (excluding shares owned by the director receiving the loan or guarantee) or the board of directors determines that the loan or guarantee benefits the corporation and either approves the loan or guarantee or approves a general plan authorizing such loans or guarantees. Under Delaware law, a corporation may make loans or guarantees for the benefit of directors, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation.

         INSPECTION OF SHAREHOLDER LIST. Under Wyoming law, any shareholder has the right to inspect the shareholder list during the period beginning two days after notice of a meeting of shareholders and continuing through the meeting. Otherwise, only holders of at least 5% of the outstanding shares who have been shareholders for at least six months have the right to inspect the shareholder list, provided they give five days written notice and the demand to inspect the list is made in good faith and for a proper purpose. Delaware law permits any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

         APPRAISAL RIGHTS RELATING TO MERGERS AND REORGANIZATIONS. Under both Wyoming law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" of his or her shares, as determined by a court, in lieu of the consideration he or she would otherwise receive in the transaction. In both Wyoming and Delaware, appraisal rights may not be available if a shareholder vote was not required to approve the merger or reorganization.

         Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares.

         HOLDING COMPANY REORGANIZATION. Section 251(g) has been added to the Delaware General Corporation Law permitting a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly-owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a shareholder vote on such a merger but contains several provisions designed to ensure that the rights of shareholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such a shareholder approval under existing law. Appraisal rights are not available to shareholders in a merger that qualifies as a holding company reorganization.

         DIVIDEND. Under Wyoming law, dividends or other distributions to shareholders may not be made if, after giving effect to the distribution, the corporation would not be able to pay its debts in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy superior preferential rights if the corporation immediately dissolved. Delaware law allows the payment of dividends and redemption of stock out of surplus or out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends and has no present plans to do so.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the Reincorporation, and no gain or loss will be recognized by the Company or the Delaware corporation. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware corporation received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Reincorporation. Each shareholder's holding period with respect to the Delaware corporation's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

         A successful IRS challenge to the reorganization status of the proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company's common stock exchanged in the proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of exchange therefor. In such event, a shareholder's aggregate basis in the shares of the common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such common stock would commence anew.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

PURPOSES AND EFFECTS OF PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The proposed Certificate of Incorporation for the Delaware corporation would increase the number of shares of common stock the Company is authorized to issue from 50 million to 200 million. The additional 150 million shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. At April 15, 1999, 17,933,093 shares of common stock were outstanding. The Board of Directors believes it is desirable to increase the number of shares of common stock the Company is authorized to issue to provide the Company with adequate flexibility in the future. The Company has no present commitments, agreements, or intent to issue additional shares of common stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business, or shares which may be issued under the Company's stock option, stock purchase, and other existing employee benefit plans.

         The proposed Certificate of Incorporation would permit the issuance of additional shares up to the new 200 million maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). The Board believes it is prudent for the Company to have this flexibility. The holders of the Company's common stock are not entitled to preemptive rights. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of shareholders. The proposed increase in the number of shares of common stock the Company is authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The
Company is not aware of any pending or threatened efforts to acquire control of the Company.

EFFECT OF AUTHORIZATION OF PREFERRED STOCK

         The Board of Directors also believes it is advisable to authorize the issuance up to 1,000,000 shares of preferred stock, par value $.001 per share, as proposed under the Delaware Certificate. The preferred stock would be available to the Company for issuance in one or more series as determined in the future by the Board of Directors. The Board would be empowered to fix, among other things, the designation of and number of shares to comprise each series and the relative rights, preferences and privileges of shares of each series, including the dividends payable thereon, voting rights, conversion rights, the price and terms on which shares may be redeemed, the amounts payable upon such shares in the event of voluntary of involuntary liquidation and any sinking fund provisions for redemption or purchases of such shares. The authorized shares of preferred stock would provide the Company with additional flexibility concerning possible future acquisitions and financing and enable it to quickly capitalize on company opportunities.

         In casting votes on this Proposal, stockholders should be aware that the Board of Directors, without further stockholder approval, may issue preferred stock with voting or conversion rights which could adversely affect the voting power of the holders of the common stock, or which could be used as a defensive measure in connection with an attempted hostile takeover of the Company. Such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. In addition, the Board could authorize holders of series of preferred stock to vote as a class, either separately or with the holders of common stock, or any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The Board could also issue preferred stock having terms that could discourage an acquisition attempt or other transaction that some stockholders might believe to be in their best interest or in which stockholders might receive premium for their stock over the then current market price of such stock. The Company, however, has no plans or arrangement to issue any shares of preferred stock.

DISSENTERS' RIGHTS

         Any shareholder may, as an alternative to voting to approve the Reincorporation, dissent from such right and obtain payment of the fair value of such holder's shares pursuant to Article 13 of the Wyoming Business Corporation Act, a copy of which is attached as Exhibit D to this Proxy Statement and incorporated herein by this reference. As the preservation and the exercise of dissenters' rights requires strict adherence to the provisions of these laws, each shareholder who might desire to exercise such rights should review such laws carefully, timely consult his or her own legal advisor, and strictly adhere to the provisions thereof.

         "Fair Value" means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of the Reincorporation, unless that exclusion would be inequitable. Any estimate by the Company of the fair value of shares will not necessarily be the market price at the time of or prior to the Reincorporation.

         A shareholder of record may assert dissenters' rights with respect to fewer than all of the shares registered in the holder's name only if the holder dissents with respect to all of the shares beneficially owned by any one person and discloses to the Company the name, address and federal taxpayer identification number (if any) of the person or persons on whose behalf the holder dissents. In that event, the holder's rights shall be determined as if the shares were registered in the names of different shareholders. A beneficial owner of Company shares who is not the record holder may assert dissenters' rights with respect to shares held on such owner's behalf and shall be treated as a dissenting shareholder under the terms of the Wyoming Business Corporation Act if (i) the beneficial owners causes the Company to receive the record shareholder's written consent to the dissent at the time of or before dissenter's rights are asserted, and (ii) such beneficial owner dissents with respect to all shares beneficially owned by such owner or to which such beneficial owner has the power to direct the vote.

         Any shareholder contemplating making a demand for payment is urged to carefully review the provisions of Article 13 of the Wyoming Business Corporation Act. In particular, shareholders should review the procedural steps required by Section 17-16-1323 to perfect dissenters' rights thereunder. Dissenters' rights will be lost if the procedural requirements of that Section are not fully and precisely satisfied.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date will be required to approve this Proposal.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REINCORPORATION OF THE COMPANY IN DELAWARE.

          PROPOSAL 2 -- APPROVAL OF THE TERAGLOBAL COMMUNICATIONS CORP.
                             1999 STOCK OPTION PLAN


PROPOSAL

         The Board of Directors believes that attracting and retaining highly qualified key employees and directors is essential to the Company's growth and success. The Board of Directors also believes that important advantages to the Company are gained by a comprehensive compensation program that includes different types of incentives for motivating such individuals and rewards for outstanding service. Stock options have been, and will continue to be, an important element of the Company's compensation program because stock options enable employees and directors to acquire or increase their proprietary interest in the Company, promoting a close identity of interests between such individuals and the Company's shareholders. Stock options also provide to employees and directors an increased incentive to expend their maximum efforts for the success of the Company's business.

         The Company adopted a 1997 Stock Option Plan which provides for the grant of options to purchase up to 1,500,000 shares of the Company's common stock. The Company has granted a number of options under its 1997 Stock Option Plan, and only a limited number of shares remain available for stock option grants under the 1997 Stock Option Plan. Stock option grants under the 1997 Stock Option Plan have been an important aspect of the Company's compensation program in attracting and retaining senior executives, directors and other key personnel. The Board of Directors believes that it is in the interests of the Company and its shareholders that the ability of the Company to grant stock option awards be continued.

         Accordingly, on February 15, 1999 the Board of Directors adopted, subject to stockholder approval, the TeraGLOBAL Communications Corp. 1999 Stock Option Plan. In authorizing grants of options, the 1999 Stock Option Plan is intended to give the Company greater flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of the Company to closely link compensation to performance. The 1999 Stock Option Plan will not become effective unless approved by the holders of a majority of the shares of common stock present or represented and voting thereon at the Annual Meeting. The Company has issued 1,000,000 options under the 1999 Stock Option Plan. In the event that the 1999 Stock Option Plan is not approved, those options will be canceled.

         The following discussion of the material features of the 1999 Stock Option Plan is qualified by reference to the text of the 1999 Stock Option Plan which is set forth in Exhibit E hereto.

         STOCK OPTIONS. Under the terms of the 1999 Stock Option Plan, the Compensation Committee of the Board of Directors (the "Committee") is authorized to grant either incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The Committee determines the exercise price per share of common stock subject to an option, provided that the exercise price of an ISO may not be less than the fair market value of the common stock on the date of grant. The term of each option, the times at which each option shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Committee, except no ISO will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or in stock or other property as the Committee may determine from time to time.

         OTHER TERMS OF OPTIONS. The flexible terms of the Option Plan will permit the Committee to impose performance conditions with respect to any option. Those conditions may require that an option be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an option be linked to achievement of performance conditions.

         SHARES SUBJECT TO THE PLAN. Under the 1999 Stock Option Plan, 1,500,000 shares of common stock will be available for issuance of options.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of common stock covered by outstanding options and the exercise price of the outstanding options under the 1999 Stock Option Plan shall be adjusted to reflect stock splits, stock dividends and other changes in the Company's capital structure which effect an increase or decrease in the number of the Company's outstanding shares without receipt of consideration. The 1999 Stock Option Plan provides that, in the event of a "Capital Transaction," unless outstanding options are assumed by a successor corporation, all such options will vest and may be exercised in the 30 days prior to the Capital Transaction and will then terminate immediately prior to the Capital Transaction. A "Capital Transaction" is defined as: a merger or consolidation in which the Company is not the surviving corporation; a sale or exchange by the Company of all or substantially all its assets; a merger, reorganization or consolidation in which the Company is the surviving corporation and shareholders exchange their stock for securities or property; a liquidation of the Company or similar transaction.

         ELIGIBILITY. Any officer, director or employee of, and certain persons rendering services to, the Company and its subsidiaries or affiliated companies is eligible to receive awards under the 1999 Stock Option Plan. Directors of the Company who are not employees are eligible for grants of nonqualified options under the 1999 Stock Option Plan.

         TERM. No awards may be granted under the Option Plan after February 15, 2009.

         NO ASSIGNMENT. Options granted under the Option Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of intestate succession.

         AMENDMENT. The Board of Directors may, subject to any shareholder approval required by applicable law, amend the Option Plan with respect to any shares of common stock at that time not subject to options.

         FEDERAL INCOME TAX IMPLICATIONS OF THE PLAN. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of options granted under the Option Plan. The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable common stock acquired on the date of exercise. In such case, the Company will be entitle to a deduction equal to the amount recognized as ordinary income by the participant.

         A participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

         Section 162(m) of the Code limits deductibility of certain compensation for each of the Chief Executive Officer of the Company and the additional four executive officers who are highest paid and employed at year end to $1 million per year.

         The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of options granted under the Option Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security under the Option Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

         INTERESTED PARTIES. The Company has issued options under the 1999 Stock Option Plan to certain of its Directors and executive officers contingent upon shareholder approval of the 1999 Option Plan. The following table sets forth the currently determinable options under the 1999 Stock Option Plan that will be received by (i) David Fann and Grant Holcomb, each of whom are Directors and executive officers of the Company (ii) by all of the executive officers of the Company, and (iii) by the outside Directors of the Company:

                               NEW PLAN BENEFITS

              TERAGLOBAL COMMUNICATIONS CORP. 1999 STOCK OPTION PLAN

            NAME AND POSITION                               DOLLAR          NUMBER OF
                                                           VALUE ($)         OPTIONS
David Fann, Director and Chief Executive Officer               0             300,000
Grant Holcomb, Director and Chief Technical Officer            0             300,000
Executive Group (5 persons)                                    0             700,000
Non-Executive Director Group                                   0             200,000


VOTE REQUIRED

         The affirmative vote of a majority of the votes cast or a majority of the quorum will be required to approve this proposal.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" APPROVAL OF THE OPTION PLAN.

                       PROPOSAL 3 -- ELECTION OF DIRECTORS

PROPOSAL

         The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as a director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

         The nominees for election to the Board of Directors of the Company are:
Paul Cox, David Fann, Grant K. Holcomb, John F.A.V. Cecil and William O. McCoy.

VOTE REQUIRED

         The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect.

RECOMMENDATION

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL FOUR
NOMINEES.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented in accordance with their best judgement.

                            PROPOSALS OF SHAREHOLDERS

         For proposals of shareholders to be included at the 2000 annual meeting of shareholders, anticipated to be held in June 2000, such proposals must be received by the Company not later than January 26, 2000. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report on Form 10-KSB for fiscal year 1998 (which is not part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. A copy of the Company's Annual Report on Form 10-KSB will be furnished without charge to shareholders upon request to:

                               INVESTOR RELATIONS
                         TERAGLOBAL COMMUNICATIONS CORP.
                            225 BROADWAY, SUITE 1600
                           SAN DIEGO, CALIFORNIA 92101



                                           By Order of the Board of Directors



                                           Paul Cox, Chairman of the Board
San Diego, California
May 25, 1999

                                     EXHIBIT A
                                     ---------

                           AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger ("Agreement") is made as of ___, 1999 by and among TERAGLOBAL COMMUNICATIONS CORP., a Wyoming corporation ("TeraGlobal") and TERAGLOBAL COMMUNICATIONS CORPORATION a Delaware corporation ("Surviving Corporation") with reference to the following facts:

        A. TeraGlobal has 50,000,000 shares of common stock authorized, ______ of which are issued and outstanding. Surviving Corporation, a wholly owned subsidiary of TeraGlobal, has 200,000,000 shares of common stock authorized, of which one share is issued and outstanding. TeraGlobal owns all of the outstanding shares of Surviving Corporation.

        B. The respective Boards of Directors of TeraGlobal and Surviving Corporation deem it advisable and in the best interests of both corporate parties and their respective shareholders for TeraGlobal to merge with and into Surviving Corporation (the "Merger"), for the separate corporate existence of TeraGlobal to cease, and for Surviving Corporation to be the surviving corporation, all pursuant to this Agreement and the applicable provisions of the Wyoming Business Corporation Act and the Delaware General Corporation Law.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties agree as follows:

        1. MERGER. Upon approval of the Merger by a majority of the outstanding shares of TeraGlobal and Surviving Corporation, a Certificate of Merger, substantially in the form attached hereto as Exhibit "A", shall be filed with the Delaware Secretary of State, at which time the Merger will be effective (the "Effective Time").

        2. SURVIVING CORPORATION. At the Effective Time, TeraGlobal shall be merged with and into Surviving Corporation, subject to the terms of this Agreement. The separate existence of TeraGlobal shall cease and Surviving Corporation shall be the surviving corporation.

        3. EFFECT ON SURVIVING CORPORATION SHARES. At the Effective Time, each outstanding share of common stock of Surviving Corporation issued and outstanding immediately prior to the Effective Time shall be canceled, and no shares of common stock of Surviving Corporation shall be issued in respect thereof.

        4. EFFECT ON TERAGLOBAL SHARES. At the Effective Time, each outstanding share of common stock of TeraGlobal then issued and outstanding shall be converted into and represent the right to receive one (1) fully paid and nonassessable share of common stock of Surviving Corporation ("Merger Consideration"), and each certificate nominally representing shares of common stock of TeraGlobal shall for all purposes be deemed to evidence the ownership of a like number of shares of common stock of Surviving Corporation. The holders of such certificates shall not be required immediately to surrender the same in exchange for certificates of common stock of Surviving Corporation but, as certificates nominally representing shares of common stock of TeraGlobal are surrendered, the Surviving Corporation shall cause to be issued certificates representing shares of common stock of Surviving Corporation.

        5. RIGHTS OF SURVIVING CORPORATION. At the Effective Time: (i) Surviving Corporation shall succeed to and possess, without other transfer, all of the rights, privileges, powers and franchises of TeraGlobal, of a public as well as a private nature, and be subject to all of the restrictions, disabilities, liabilities and duties of TeraGlobal; (ii) all of the rights, privileges, powers and franchises of TeraGlobal, and all property, real, personal and mixed, and all debts due to TeraGlobal on whatever account, as well as all other things in action or belonging to TeraGlobal shall be vested in the Surviving Corporation; (iii) all corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of TeraGlobal, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, and shall be as effective and binding thereon as the same were with respect to TeraGlobal; (iv) the employees and agents of TeraGlobal shall become the employees and agents of the Surviving Corporation; and (v) all rights of creditors and all liens upon the property of TeraGlobal shall be preserved unimpaired, provided that such liens shall be limited to the property affected thereby immediately prior to the Effective Time.

        6. ARTICLES. At the Effective Time, the Certificate of Incorporation of Surviving Corporation in effect immediately prior to the Effective Time shall be and remain the Certificate of Incorporation of Surviving Corporation, until amended in accordance with the Delaware General Corporation Law.

        7. BYLAWS. At the Effective Time, the bylaws of Surviving Corporation in effect immediately prior to the Effective Time shall be and remain the bylaws of Surviving Corporation, until amended as provided therein and in accordance with the Delaware General Corporation Law.

        8. DIRECTORS. At and after the Effective Time, the directors and officers of Surviving Corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

        9. OFFICERS. After the Effective Time, TeraGlobal, through the persons who were its officers immediately prior to the Merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in Surviving Corporation.

        10. REORGANIZATION. This Agreement and Plan of Merger is intended as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended.

        11. TERMINATION. This Agreement may be terminated and the proposed Merger abandoned at any time prior to the Effective Time and whether before or after approval of this

Agreement by the Boards of Directors of
Surviving Corporation or TeraGlobal or the shareholders of Surviving Corporation or TeraGlobal.

        12. COMPLIANCE WITH LAW. The effect of the Merger is as prescribed by law.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

TERAGLOBAL COMMUNICATIONS CORP.,
A WYOMING CORPORATION


By:
     -----------------------------------
     Paul Cox, President


By:
    -----------------------------------
     James A. Mercer III, Secretary


TERAGLOBAL COMMUNICATIONS CORPORATION
A DELAWARE CORPORATION


By: -----------------------------------
      Paul Cox, President


By:
    -----------------------------------
      James A. Mercer III, Secretary

                             CERTIFICATE OF MERGER OF
                          TERAGLOBAL COMMUNICATIONS CORP.
                                      INTO
                       TERAGLOBAL COMMUNICATIONS CORPORATION

TeraGlobal Communications Corporation hereby certifies that:

        1. The name and state of incorporation of each of the constituent corporations of the merger is as follows:

                TeraGlobal Communication Corp.                Wyoming
                TeraGlobal Communication Corporation          Delaware

        2. An Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 252 of the Delaware General Corporation Law.

        3. The name of the surviving corporation of the merger is TeraGlobal Communication Corporation.

        4. The Certificate of Incorporation of, a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation, until amended in accordance with the Delaware General Corporation Law, provided that such Certificate shall be amended at the Effective Time to change the name of the surviving corporation to "TeraGlobal Communications Corporation."

        5. The executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is 225 Broadway, Suite 1600, San Diego, California 92101.

        6. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

        7. The authorized capital stock of TeraGlobal, a Wyoming corporation, consists of ________________ shares of common stock, ___ par value.



Dated: ___, 1999

                          TeraGlobal Communication Corporation


                     By:
                        -------------------------------------------
                                    Paul Cox, President


1382258.1
1382258.1

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                     TERAGLOBAL COMMUNICATIONS CORPORATION.

                                    * * * * *

         1. The name of the corporation is:

                                    TeraGLOBAL Communications Corporation.

         2. The address of the corporation's registered office in the State of Delaware is 9 East Loockerman St., Suite. 214, Dover, Delaware. The name of its registered agent at such address is National Corporate Research, Ltd.

         3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ("Delaware Law").

         4. The total number of shares of stock which the corporation shall have authority to issue is (i) a total of 200,000,000 shares of Common Stock, par value $0.001 per share and (ii) 1,000,000 shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of capital stock of the corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the Delaware Law or any corresponding provision hereinafter enacted. The Board of Directors is hereby empowered to authorize by resolution or resolutions, from time to time, the issuance of one or more classes or series of Preferred Stock and to fix the voting powers, full or limited, or no voting powers and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by Delaware Law.

         5. The name and mailing address of the incorporator is

                                    James A. Mercer III
                                    TeraGLOBAL Communications Corp.
                                    225 Broadway, Suite. 1600
                                    San Diego, CA  92101

The power of the incorporator as such shall terminate upon the filing of this Certificate of Incorporation

         6. The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified are:

               Name                            Address

         David Fann                  c/o TeraGLOBAL Communications Corporation
                                     225 Broadway Street, Suite 1600
                                     San Diego, CA 92101

         Paul Cox c/o TeraGLOBAL Communications Corporation 225 Broadway Street, Suite 1600
                                     San Diego, CA 92101

         Grant Holcomb               c/o TeraGLOBAL Communications Corporation
                                     225 Broadway Street, Suite 1600
                                     San Diego, CA 92101

         John F.A.V. Cecil           c/o Biltmore Farms, Inc.
                                     Post Office Box 5355
                                     Ashville, NC 28813

         William O. McCoy            103 South Building
                                     CB# 9100
                                     University of North Carolina
                                     Chapel Hill, NC  27599


         7. Election of directors need not be by written ballot unless the bylaws of the corporation so provide. There shall be no cumulative voting in the election of directors.

         8. The Board of Directors is expressly authorized to adopt, alter, amend and repeal the bylaws of the corporation to the maximum extent permitted by Delaware Law, subject to the power of the stockholders of the corporation to alter or repeal any bylaw whether adopted by them or otherwise.

         9. The corporation shall indemnify its officers and directors to the fullest extent permitted by Delaware Law.

         (a) A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

         (b) (i) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred herein shall also include the right to be paid by the corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred herein shall be a contract right.

             (ii) The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

         (c) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

         (d) The rights and authority conferred herein shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.

         (e) Neither the amendment nor repeal of this Section 9, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this Section 9 in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

         10. The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, except as otherwise provided in Section 10, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

                  I, the undersigned incorporator, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do execute this Certificate, and do certify that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand on _________________, 1999.




                                         -------------------------------------
                                         James A. Mercer III, Incorporator

                                     EXHIBIT C
                                     ---------

                                       BYLAWS

                                         of

                       TERAGLOBAL COMMUNICATIONS CORPORATION

                               A Delaware Corporation

                                     * * * * *

                                     ARTICLE I

                                      Offices

     Section 1.1 PRINCIPAL OFFICE. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware.

     Section 1.2 OTHER OFFICES. The Board of Directors may establish branch or subordinate offices at any time at any place or places.

                                     ARTICLE II
                                    Stockholders

     Section 2.1 TIME AND PLACE OF MEETINGS. All meetings of stockholders shall be held at such place, either within or without the state of Delaware, on such date and at such time as may be determined from time to time by the Board of Directors.

     Section 2.2 ANNUAL MEETINGS. Annual meetings of stockholders shall be held to elect a Board of Directors and transact such other businesses that may be properly brought before the meeting.

     Section 2.3 SPECIAL MEETINGS. Special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board or the President.

     Section 2.4 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these bylaws, the written notice of any meeting shall be given no less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, first-class, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     Section 2.5 RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting, in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is rquired by law, such record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 2.6 CONDUCT AT MEETINGS. The Chairman of the Board of Directors, or such other person as the Board of Directors may select, shall preside as chairman of any meeting of stockholders. The chairman of a meeting of stockholders shall designate a secretary for such meeting, who shall take and keep or cause to be taken and kept minutes of the proceedings thereof. The conduct of all meetings of stockholders shall at all times be within the discretion of the chairman of the meeting and shall be conducted under such rules as he or she may prescribe.

     Section 2.7 ADJOURNMENTS. Any meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business, which might have been transacted at the original meeting.

     Section 2.8 QUORUM. Unless otherwise provided under the certificate of incorporation or these bylaws, and subject to Delaware law, the presence, in person or by Proxy, of the holders of majority of the votes entitled to be cast by the stockholders entitled to vote generally, present, in person, or by Proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders; provided that in the case of any vote to be taken by classes, the holders of majority of the vote entitled to be cast by the stockholders of a particular class shall constitute a quorum for the transaction of business by such class.

     Section 2.9 VOTING. Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her which has voting power upon the matter in question. Except with respect to the election of directors, voting at meetings of stockholders need not be by written ballot. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise provided in the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

     Section 2.10 PROXIES. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy, which is not irrevocable, by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the secretary of the corporation.

     Section 2.11 INSPECTOR OF ELECTIONS. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. If no inspector is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspectors shall: (1) ascertain the number of shares outstanding and the voting power of each; (2) determine the shares represented at a meeting and the validity of proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (5) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or the inspectors thereto, shall accept changes after the closing of the polls.

     Section 2.12 STOCKHOLDERS LIST. The secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger of the corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders required by this Section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 2.13 ACTION BY CONSENT OF STOCKHOLDERS. Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the corporation by delivering to its registered office in Delaware, its principal place of business, or an officer or an agent of the corporation having custody of the records in which proceedings of shareholders are recorded. Delivery made to the corporations registered office shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation as provided by applicable law.

     Section 2.14 ORGANIZATION. At each meeting a stockholders, the Chairman of the Board, if one shall of been elected, (or in the absence of, or if one shall of not been elected, the Chief Executive Officer) shall act as Chairman of the meeting. The Secretary, (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint as the Secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof. The order of business at all meetings of stockholders shall be as determined by the Chairman of the meeting.

                                    ARTICLE III
                                 Board of Directors

     Section 3.1 POWERS. Except as provided under applicable law, in the certificate of incorporation and these bylaws, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section 3.2 NUMBER; QUALIFICATIONS. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors; provided, however, that no reduction in the authorized number of directors shall have the effect of removing any director before the expiration of his or her term of office. Directors need not be stockholders.

     Section 3.3 ELECTION RESIGNATION; REMOVAL. At each annual meeting of stockholders, the stockholders shall elect directors each of whom shall hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified or until his or her earlier resignation or removal.

     Section 3.4 RESIGNATION. Any director may resign at any time upon written notice to the Board of Directors or the secretary of the corporation.

     Section 3.5 REMOVAL. Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, subject to any restrictions imposed by applicable law.

     Section 3.6 VACANCIES. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified or until his or her earlier resignation or removal. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office or by a sole remaining Director so elected. Each Director so chosen shall hold office until his successor is elected and qualified, or until earlier death, registration or removal. If there are no Directors in office, then an election of Directors may be held in accordance with Delaware law.

     Section 3.7 ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practical after each annual meeting of stockholders, on the same day and at the same place where such annual meetings shall be held. Notice of such meeting need not be given. In the event that such annual meeting is not so held the annual meeting of the Board of Directors may be held at such place either within or without the state of Delaware, on such date and at such time this will be specified in a notice thereof given as provided in section VII of this article or in a waiver of notice signed by any director who chooses to waive the requirement of notice.

     Section 3.8 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given; provided, however, that any director not participating in such determination shall receive prompt notice of such determination.

     Section 3.9 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given to each director at least twenty-four (24) hours before the special meeting in such manner, as is determined by the Board of Directors.

     Section 3.10 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors (including vacancies), designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of

Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     Section 3.11 TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

     Section 3.12 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors a majority of the whole Board of Directors (including vacancies) shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 3.13 ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 3.14 ADJOURNMENTS. Any meeting of the Board of Directors at which a quorum is initially present may be adjourned to another time and place by the Board of Directors without notice; provided, however, that if such meeting is adjourned for more than forty-eight (48) hours, notice shall be given as provided in Section 3.5 above.

     Section 3.15 ACTION BY CONSENT OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

     Section 3.16 RIGHTS OF INSPECTION. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the director's position as a director.

     Section 3.17 COMPENSATION OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

                                     ARTICLE IV
                                      Officers

     Section 4.1 PRINCIPAL OFFICERS. The principal officers of the Corporation shall be a chief executive officer, a president, one or more vice presidents, a treasurer and a secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including a chairman, a vice chairman or one or more controllers, as the Board of Directors may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of president and secretary.

     Section 4.2 ELECTION, TERM OF OFFICE AND REMUNERATION. The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.

     Section 4.3 SUBORDINATE OFFICERS. In addition to the principal officers enumerated in Section 1 of this Article 4, the corporation may have one or more assistant treasurers, assistant secretaries and assistant controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.

     Section 4.4 REMOVAL. Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by the Board of Directors.

     Section 4.5 RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4.6 POWERS AND DUTIES. The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.

                                     ARTICLE V
                                       Stock

     Section 5.1 CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation, certifying the number of shares owned by him or her in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

     Section 5.2 LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES ISSUANCE OF NEW CERTIFICATES. The corporation may issue a new certificate in the place of any certificate theretofore issued by it and alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                     ARTICLE VI
                                   Miscellaneous

     Section 6.1 FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors

     Section 6.2 SEAL. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

     Section 6.3 STOCKHOLDERS RIGHTS OF INSPECTION. Any stockholder, in person or by attorney or other agent, shall, for any purpose reasonably related to such person's interest as a stockholder and upon written demand under oath stating such purpose, have the right during usual business hours to inspect the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder.

     Section 6.4 CORPORATE RECORDS. The secretary of the corporation, or such other officer as the Board of Directors may direct, shall keep or cause to be kept, at the principal executive office of the corporation or at such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Board of Directors, committees of the Board of Directors and stockholders. The minutes shall state the time and place of the meeting, whether regular or special, the notice given (if any) and the proceedings of the meeting. In the case of a meeting of the Board of Directors or a committee thereof, the minutes shall state the names of those present at the meeting. In the case of a meeting of stockholders, the minutes shall state the number of shares represented at the meeting in person or by proxy. The secretary of the corporation, or such other officer as the Board of Directors may direct, shall keep or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar or at such other place as the Board of Directors may direct, a stock ledger showing the names of all stockholders and their addresses, the number and classes of stock held by each, the number and date of the certificate(s) evidencing such stock, and the number and date of cancellation of every certificate surrendered for cancellation. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     Section 6.5 WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

     Section 6.6 INTERESTED DIRECTOR TRANSACTIONS. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee, which authorizes the contract or transaction.

     Section 6.7 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any other officer or officers authorized by the Board of Directors or the President are each authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations held by the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

     Section 6.8 AMENDMENT OF BYLAWS. These bylaws or any of them may be altered or repealed, and new bylaws made, by the stockholders entitled to vote thereon at any annual special meeting there or by the Board of Directors.

                                   EXHIBIT D
                                   ---------

                         ARTICLE 13. DISSENTERS' RIGHTS

          SUBARTICLE A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

         17-16-1301 DEFINITIONS. --(a) As used in this article:

         I. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

         II. "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

         III. "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

         IV. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

         V. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

         VI. "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

         VII. "Shareholder" means the record shareholder or the beneficial shareholder.

         17-16-1302 RIGHT TO DISSENT.-- (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         I. Consummation of a plan of merger or consolidation to which the corporation is a party if:

         A. Shareholder approval is required for the merger or the consolidation by W.S. 17-16- 1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

         B. The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

         II. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

         III. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

         IV. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

         A. Alters or abolishes a preferential right of the shares;

         B. Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

         C. Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

         D. Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

         E. Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

         V. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         VI. A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         17-16-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.-- (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

         I. He submits to the corporation the record shareholder' s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         II. He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.


           SUBARTICLE B. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

         17-16-1320 NOTICE OF DISSENTERS' RIGHTS. -- (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

         17-16-1321 NOTICE OF INTENT TO DEMAND PAYMENT.-- (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

         17-16-1322 DISSENTERS' NOTICE.-- (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

         (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

         I. State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

         II. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         III. Supply a form for demanding payment that includes the date of the first announce ment to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

         IV. Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

         V. Be accompanied by a copy of this article.

         17-16-1323 DUTY TO DEMAND PAYMENT.-- (a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

         17-16-1324 SHARE RESTRICTIONS.-- (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

         17-16-1325 PAYMENT.-- (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

         (b)      The payment shall be accompanied by:

         I. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

         II. A statement of the corporation's estimate of the fair value of the shares;

         III. An explanation of how the interest was calculated;

         IV. A statement of the dissenter's rights to demand payment under W.S. 17-16-1328; and

         V. A copy of this article.

         17-16-1326 FAILURE TO TAKE ACTION.-- (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If after returning deposited certificates and releasing transfer restrictions, the corpo ration takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

         17-16-1327 AFTER-ACQUIRED SHARES.-- (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

         (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

         17-16-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER,-- (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

         I. The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

         II. The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

         III. The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

         (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

                   SUBARTICLE C. JUDICIAL APPRAISAL OF SHARES

         17-16-1330 COURT ACTION.-- (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

         (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for:

         I. The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

         II. The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

         17-16-1331 COURT COSTS AND COUNSEL FEES.-- (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         I. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

         II. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article. (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                                     EXHIBIT E
                                     ---------

                           TERAGLOBAL COMMUNICATIONS CORP.
                                1999 STOCK OPTION PLAN

     1.   PURPOSE.   This Stock Option Plan (the "Plan") a is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to TeraGlobal Communications Corp., a Wyoming corporation (the "Corporation"), and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation.

     2.   ADMINISTRATION.

          2.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are members of the Board of Directors. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

          2.2 TERM. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

          2.3 AUTHORITY. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation ("Parent or Subsidiary"), as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

          2.4 TYPE OF OPTION. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

          2.5 INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     3.   ELIGIBILITY.

          3.1 GENERAL. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time and no person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant.

          3.2  TERMINATION OF ELIGIBILITY.

               3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire 90 days after the date of the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

               3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

          3.3 DEATH OF OPTIONEE AND TRANSFER OF OPTION. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

          3.4 LIMITATION ON OPTIONS. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

     4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 1,500,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

          5.1 NUMBER OF SHARES. Each option shall state the number of shares of Stock to which it pertains.

          5.2 OPTION EXERCISE PRICE. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than _____% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

          5.3 TERM OF OPTION. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

          5.4 METHOD OF EXERCISE. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares.
Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

          5.5 MEDIUM AND TIME OF PAYMENT. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

               5.5.1 Full payment in cash or certified bank or cashier's check;

               5.5.2     A Promissory Note (as defined below);

               5.5.3 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

               5.5.4 A combination of the consideration set forth in Sections 5.5.1, 5.5.2 and 5.5.3 equal to the option exercise price; or

               5.5.5 Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, including, but not limited to, the delivery by optionee of an irrevocable direction to a securities broker approved by the Corporation to sell the Stock and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the exercise price and any withholding taxes provided that the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

          5.6 FAIR MARKET VALUE. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

               5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

               5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

               5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          5.7 PROMISSORY NOTE. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest.

          5.8 RIGHTS AS A SHAREHOLDER. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends

(ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

          5.9 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

          5.10 OTHER PROVISIONS. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

     6.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          6.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

          6.2 CAPITAL TRANSACTIONS. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate immediately prior to such Capital Transaction, unless such options are assumed by a successor corporation in a merger or consolidation; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 30 days prior to such Capital Transaction, to exercise all vested options. In the event there is a merger or consolidation where the Corporation is not the surviving corporation, all options granted under this Plan shall vest 30 days prior to such merger or consolidation unless such options are assumed by the successor corporation in such merger or consolidation. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 50% or more of the stock of the Corporation in any two-year period or a transaction similar to a Capital Transaction.

          6.3 ADJUSTMENTS. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          6.4 ABILITY TO ADJUST. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

          6.5 NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

          6.6 LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

     7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer by the optionee of any option granted under this Plan in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

     8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

     9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

     10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

     11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

     12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

     14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void.

     15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

     16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

     17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Act and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or any applicable state securities law.

     18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear the following legends giving notice of restrictions on transfer under the Act and this Plan, as follows:

          (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION WHICH WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE OR TRANSFER OF THESE SHARES SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE

               VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

          (b) Any other legends required by applicable state securities laws as determined by the Committee.

     19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

     As adopted by the Board of Directors as of February 15, 1999.


                                        TERAGLOBAL COMMUNICATIONS CORP., a
                                        Wyoming corporation



                                        By: /s/ DAVID FANN
                                            --------------------------------
                                            David Fann, Chief Executive Officer

                                      EXHIBIT A

                                  ____________, 1999


TeraGlobal Communications Corp.
225 Broadway, Suite 1600
San Diego, CA 92101

     Re:  1999 STOCK OPTION PLAN

To Whom It May Concern:

     This letter is delivered to TeraGlobal Communications Corp., a Wyoming corporation (the "Corporation"), in connection with the grant to ______________________ (the "Optionee") of an option (the "Option") to purchase
__________ shares of common stock of the Corporation (the "Stock") pursuant to the TeraGlobal Communications Corp. 1999 Stock Option Plan dated _______________ (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

     The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

     In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them in the Corporation's determination of whether the grant of the Option meets the requirements of the "private offering" exemption provided in Section 25102(f) of the California Corporations Code and certain exemptions provided under the Securities Act of 1933, as amended.

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.


     2. The Option and the Stock will be acquired by the Optionee for investment only,

                              EXHIBIT A - PAGE 10
for the Optionee's own account, and not with a view to or for sale in connection with any distribution of the Option or the Stock. The Optionee will not take, or cause to be taken, any action which would cause the Optionee, or any entity or person affiliated with the Optionee, to be deemed an underwriter with respect to the Option or the Stock.

     3.  The Optionee either:

         a. has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the Optionee to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

         b. by reason of the Optionee's business or financial experience, or the business or financial experience of the Optionee's professional advisor who is unaffiliated with and is not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, the Optionee has the capacity to protect the Optionee's interests in connection with the grant of the Option and the purchase of the Stock.

     4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee. The Optionee is able to bear the economic risk of an investment in the Option and the Stock.

     5. The grant of the Option has not been accompanied by the publication of any advertisement.

     6. The Optionee understands and acknowledges that the Stock has not been, and will not be, registered under the Securities Act of 1933, as amended, or qualified under the California Corporate Securities Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available. The Optionee understands that the certificate representing the Stock shall bear the legends set forth in the Plan.

     7. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

     8. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

                              EXHIBIT A - PAGE 11

     9.  The Optionee is a resident of the State of ___________________________.

     10. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

     The foregoing representations and warranties are given on ______________, 1999 at ____________________.


                                             OPTIONEE:

                              EXHIBIT A - PAGE 12

                                      EXHIBIT B


                                  ____________, 1999



TeraGlobal Communications Corp.
225 Broadway, Suite 1600
San Diego, CA 92101

     Re:  1999 STOCK OPTION PLAN

To Whom It May Concern:

     I (the "Optionee") hereby exercise my right to purchase __________ shares of common stock (the "Stock") of TeraGlobal Communications Corp., a Wyoming corporation (the "Corporation"), pursuant to the TeraGlobal Communications Corp. 1999 Stock Option Plan dated ____________ (the "Plan") and the [Incentive] Stock
Option Agreement (the "Agreement") dated               , 1999.  As provided in
such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my
name (and (SPOUSE)    , as  (STYLE OF VESTING)).

     The Optionee hereby represents as follows:

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

     2.   The Optionee either:

          a. has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the undersigned to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

          b. by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisor(s) who is (are) unaffiliated with and is (are) not compensated by the Corporation or any affiliate or selling agent

                              EXHIBIT B - PAGE 13
of the Corporation, directly or indirectly, has the capacity to protect the Optionee's interests in connection with the purchase of nonqualified stock options of the Corporation and Stock issuable upon the exercise thereof.

     3. The Optionee is able to bear the economic risk of his investment in the stock options of the Corporation and the Stock issuable upon exercise thereof.

     4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee.

     5. The grant of Options for Stock and the exercise of the Options has not been accompanied by the publication of any advertisement.

     6. The Optionee understands and acknowledges that the Stock has not, and will not, be registered under the Securities Act of 1933, as amended, or qualified under the California Securities Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration and qualification requirements of federal and applicable state securities laws unless exemptions from such laws are available. The Optionee understands that the certificate representing the Stock shall bear the legends set forth in the Plan.

     7.   The Optionee is a resident of the State of __________________________.

     8. The Optionee hereby is purchasing for the Optionee's own account and not with a view to or for sale in connection with any distribution of the stock options of the Corporation or any Stock issuable upon exercise thereof.

                              EXHIBIT B - PAGE 14

     The foregoing representations and warranties are given on ______________, 1999 at ____________________.


                                              OPTIONEE:

                              EXHIBIT B - PAGE 15

                REVOCABLE PROXY--TERAGLOBAL COMMUNICATIONS CORP.

                 ANNUAL MEETING OF SHAREHOLDERS--JUNE 24, 1999

    The undersigned shareholder(s) of TeraGLOBAL Communications Corp. (the "Company") hereby appoints, constitutes and nominates David Fann and Paul Cox, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 600 W. Broadway, San Diego, California, on June 24, 1999 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.         REINCORPORATION. To approve the Agreement of Merger, a copy of which is attached as Exhibit A to the accompanying Proxy
           Statement, providing for the reincorporation of the Company from Wyoming to Delaware and approving an increase in the authorized capital stock of the Company from 50,100,000 shares to 201,000,000 shares, including 200,000,000 shares of
           Common Stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001 par value.

             / / FOR             / / AGAINST             / / ABSTAIN

2.         1999 STOCK OPTION PLAN. To approve and adopt the Company's 1999 Stock Option Plan.

             / / FOR             / / AGAINST             / / ABSTAIN

3.         ELECTION OF DIRECTORS. To elect the following five (5) persons to the Board of Directors of the Company to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:
           Paul Cox          David Fann          Grant K. Holcomb          John F.A.V. Cecil          William O. McCoy

      / / FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY)
 / / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE A SHAREHOLDER MAY
   WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE
                     STRIKING OUT THE NAME OF SUCH NOMINEE.

4.         OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders. THIS PROXY ALSO VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.
                                                 Date: _________________________
                                                 _______________________________
                                                 _______________________________

                                                          Signature(s)
                                                 _______________________________

                                                        Number of Shares

                                                 I (We) will / /  will not / /
                                                 attend the Annual Meeting in
                                                 person.

                                                 NOTE: PLEASE SIGN YOUR FULL
                                                 NAME. JOINT OWNERS SHOULD EACH
                                                 SIGN. WHEN SIGNING AS ATTORNEY,
                                                 EXECUTOR, ADMINISTRATOR,
                                                 TRUSTEE OR GUARDIAN, PLEASE
                                                 GIVE FULL TITLE AS SUCH.